UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 3, 2008 (May 28, 2008)

(Date of Earliest Event Reported)

CREDENCE SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-22366	94-2878499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1421 California Circle Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)

408-635-4300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2008, the Board of Directors (the “Board”) of Credence Systems Corporation approved a revised form of notice of restricted stock unit award under the Credence Systems Corporation 2005 Stock Incentive Plan (the “RSU”). The RSU was amended to revise the definition of a “Corporate Transaction”.

A copy of the revised RSU described above is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description

10.1	Credence Systems Corporation 2005 Stock Incentive Plan Notice of Restricted Stock Unit Award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDENCE SYSTEMS CORPORATION

By:	/s/ Kevin C. Eichler
Kevin C. Eichler
Chief Financial Officer

Date: June 3, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credence Systems Corporation 2005 Stock Incentive Plan Notice of Restricted Stock Unit Award.